UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22875

Equalize Community Development Fund

(Exact name of registrant as specified in charter)

37 West Avenue, Suite 301

Wayne, PA 19087

(Address of principal executive offices) (Zip code)

Kenneth R. Smith

Equalize Community Development Fund

37 West Avenue, Suite 301

Wayne, PA 19087

(Name and address of agent for service)

Registrant's telephone number, including area code: (610) 337-6500

Date of fiscal year end: June 30

Date of reporting period: December 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

SEMI-ANNUAL REPORT (UNAUDITED) FOR THE SIX MONTHS ENDED DECEMBER 31, 2023

TABLE OF CONTENTS

Schedule of Investments	1
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Statement of Cash Flows	9
Financial Highlights	10
Notes to Financial Statements	11
Other Information	22
Trustees and Officers	23

Schedule of Investments DECEMBER 31, 2023 (UNAUDITED)

INVESTMENT TYPE AS A PERCENTAGE OF TOTAL INVESTMENTS AS FOLLOWS:

Description, State(a), Acquisition Date	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
Community Development Loans — 108.13%
504 First Lien Loans(b) — 84.87%
Hospitality Properties — 18.01%
537 Maple Hotel LLC, New Jersey, 10/15/2021	5 Year U.S. Treasury + 4.500% (6.000% Floor)	6.000%		10/1/2031	$2,057,460	$1,972,570	$1,932,804
McDonough Hospitality Plaza, LLC, Georgia, 12/1/2016	6.500% (6.500% Fixed)	5.250	%(c)	9/5/2024	4,501,167	4,500,000	4,478,580
Moses Lake Investors, LLC, Washington, 9/18/2014(d)	Prime + 2.250% (5.500% Floor)	10.750%		10/1/2039	868,638	839,970	826,035
Total Hospitality Properties							7,237,419

Multi-Purpose Properties — 66.86%
5205 Orange LLC, Florida, 6/23/2022	5 Year U.S. Treasury + 4.500% (5.880% Floor)	5.880%		6/1/2031	1,471,111	1,417,953	1,365,517
Acworth Recycling, LLC, Georgia, 1/14/2021	6.750% (6.750% Fixed)	6.750%		12/15/2029	299,323	285,738	272,640
Budva Properties, LLC, Arizona, 8/6/2021	5 Year Swap + 5.000% (6.250% Floor)	6.250%		7/1/2046	1,275,107	1,217,738	1,189,779
Ceeport Group LLC, Florida, 6/10/2021	6.500% (6.500% Fixed)	6.500%		3/19/2030	553,783	533,911	472,041
Cookson Holdings LLC, Lloyd’s Hardware LLC, Wisconsin, 6/28/2022	5 Year U.S. Treasury + 5.000% (6.500% Floor)	6.560%		4/1/2032	943,330	899,023	894,626
Dorris Fitness, LLC, Georgia, 6/3/2021	6.750% (6.750% Fixed)	6.750%		1/28/2030	538,679	515,650	475,543

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023 (UNAUDITED)

Description, State(a), Acquisition Date — (continued)	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
Multi-Purpose Properties — (continued)
Duane Auto Sale LLC, California, 5/14/2021	5 Year Swap + 5.000% (6.250% Floor)	6.250%		5/1/2046	$697,497	$662,920	$655,124
EUG Properties LLC, 12/22/2023	Prime + 0.500% (9.000% Floor)	9.000%		10/15/2033	2,120,243	2,015,253	2,111,079
Fred Hairabidian, California, 5/3/2022	5 Year Swap + 4.750% (5.850% Floor)	5.850%		9/1/2046	521,365	493,323	493,762
Grigorian Investments, LLC, California, 9/2/2014	5 Year SOFR+ 4.500% (6.330% Floor)	6.330%		9/15/2039	481,734	468,274	465,684
Jereme Lee James, California, 4/7/2021	5 Year Swap + 5.000% (6.500% Floor)	6.500%		2/1/2046	219,503	206,440	204,545
JPEG, Inc., Florida, 12/11/2020	5 Year Prime + 0.500% (6.500% Floor)	6.500%		8/1/2030	158,584	150,489	143,592
KES, Inc., Georgia, 12/9/2020	6.750% (6.750% Fixed)	6.750%		12/2/2029	464,709	446,452	434,831
Kiva Holdings and Kiran Fitness LLC, South Carolina, 6/17/2021	6.750% (6.750% Fixed)	6.750%		2/21/2030	784,640	752,596	719,286
Limitless Sun LLC, California, 3/7/2022	5 Year Constant Maturity Treasury + 4.450% (5.950% Floor)	5.950%		2/1/2047	683,667	647,290	640,318
Mary Deno, California, 3/29/2022(f)	30 Day SOFR + 5.800% (6.800% Floor)	6.800%		1/1/2032	1,035,283	989,495	857,329
Nexelm LLC, California, 5/4/2022	5 Year Constant Maturity Treasury + 4.450% (5.950% Floor)	5.950%		1/1/2047	493,825	467,103	465,926
Nicholas Holdings, LLC, Georiga, 11/8/2022	Prime + 0.500% (5.500% Floor)	5.500%		10/22/2031	2,727,288	2,627,267	2,360,021
Nowlin Properties LLC, California, 3/16/2022	5 Year Constant Maturity Treasury + 4.000% (5.780% Floor)	5.780%		3/1/2047	1,157,888	1,109,377	1,087,689
Oaks at Pooler, LLC, Georgia, 6/30/2021	5 Year U.S. Treasury + 5.250% (6.250% Floor)	6.250%		4/1/2031	5,504,757	5,331,210	5,216,110
Pinar Truck Inc., Florida, 8/23/2021	5 Year Prime + 0.500% (5.500% Floor)	6.000%		4/23/2031	666,999	648,129	609,578
Royal Foods Mendota, LLC, California, 5/6/2022	5 Year Constant Maturity Treasury + 4.290% (6.000% Floor)	6.000%		4/1/2047	838,590	795,521	766,572
Shiv Shakti Investments, LLC, Georgia, 6/20/2017	6.500% (6.500% Fixed)	5.250	%(c)	12/15/2024	1,750,554	1,750,000	1,733,567
Stanley Avenue Realty, LLC, New York, 9/17/2014	4 Year SOFR+ 3.720% (5.370% Floor)	6.699	%(c)	9/15/2044	1,669,531	1,669,478	1,657,374

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023 (UNAUDITED)

Description, State, Acquisition Date — (continued)	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
Multi-Purpose Properties — (continued)
STMX Partners, LLC, Georgia, 12/16/2020	5 Year Prime + 0.500% (6.000% Floor)	6.000%		10/15/2030	$504,457	$483,902	$456,436
The DiNatale Firm, LLC, Georgia, 12/10/2021(f)	5 Year Prime + 0.500% (5.500% Floor)	5.500%		8/16/2031	612,141	588,966	481,055
Uncle Pops LLC, California, 4/23/2021	5 Year Swap + 5.000% (6.180% Floor)	6.180%		3/1/2046	687,968	653,887	645,929
Total Multi-Purpose Properties							26,875,953

Total 504 First Lien Loans (identified cost of $36,289,821)							$34,113,372

USDA Rural Development Loans(b) — 20.26%
USDA Guaranteed — 11.05%
Bonumose, Inc., Virginia, 11/8/2022(d)	8.700% (8.700% Fixed)	7.700	%(c)	11/7/2028	592,030	556,210	583,592
Clarke Avenue Realty LLC, Delaware, 4/8/2022(d)	5 Year Constant Maturity Treasury + 3.000% (5.340% Floor)	4.340	%(c)	4/1/2048	3,264,381	3,028,790	2,896,977
Roebuck Fire District, South Carolina, 2/25/2022(d)	4.410% (4.410% Fixed)	3.410	%(c)	5/6/2041	1,103,222	1,086,692	960,962
Total USDA Guaranteed							4,441,531

USDA Non-Guaranteed — 9.21%
Bonumose, Inc., Virginia, 11/8/2022(d)	8.700% (8.700% Fixed)	8.700%		11/7/2028	361,299	359,362	354,141
Clarke Avenue Realty LLC, Delaware, 4/4/2022(d)(g)	5 Year Constant Maturity Treasury + 3.000% (5.340% Floor)	5.340%		4/1/2048	3,032,705	3,028,790	2,512,411
Progressive Medical Management of Batesville, LLC, Mississippi, 2/15/2022(d)(g)	7.161% (7.161% Fixed)	7.161%		12/15/2036	755,268	750,000	693,660
Roebuck Fire District, South Carolina, 1/26/2022(d)	4.410% (4.410% Fixed)	4.410%		5/6/2041	172,610	169,796	141,413
Total USDA Non-Guaranteed							3,701,625

Total USDA Rural Development Loans (identified cost of $9,281,515)							$8,143,156
Total Community Development Loans (identified cost of $45,571,336)							$42,256,528

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023 (UNAUDITED)

	Shares	Fair Value
Short-Term Investments — 0.73%
Morgan Stanley Liquidity Fund - Institutional Class, 5.210%(e)	295,579	$295,579
Total Short-Term Investments (Cost $295,579)		295,579

Total Investments* — 105.86% Cost ($45,866,915)		42,552,107
Liabilities in Excess of Other Assets — (5.86)%		(2,355,546)
TOTAL NET ASSETS — 100.00%		$40,196,561

(a)	The states listed correspond to the location of the underlying collateral of the Community Development Loan, which may differ from the location of the borrower.

(b)

Community Development Loans are restricted as to resale. The cost and fair value as of December 31, 2023 was $45,571,336 and $42,256,528, respectively. Fair value is determined using significant unobservable inputs.

(c)

The effective rate is net of a sub-servicing fee collected on the Community Development Loan by the selling agent. As a result, the effective rate may be less than the Community Development Loan floor rate.

(d)

Represents an investment in the Community Development Loan through a participation agreement with a financial institution. A participation agreement typically results in a contractual relationship only with a financial institution, not with the borrower.

(e)	The rate shown is the annualized 7-day yield as of December 31, 2023.

(f)	In default.

(g)	In default due to failure to meet minimum debt covenant requirements for debt service coverage ratio (DSCR).

*	All investments and other assets are pledged as collateral on the credit facility.

SOFR	Secured Overnight Financing Rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023 (UNAUDITED)

INVESTMENT TYPE AS A PERCENTAGE OF NET ASSETS BY STATE:

Hospitality Properties
Georgia	11.14%
New Jersey	4.81%
Washington	2.06%
Total Hospitality Properties	18.01%

Multi-Purpose Properties
Arizona	2.96%
California	15.63%
Florida	6.44%
Georgia	28.44%
New York	4.12%
South Carolina	7.04%
Wisconsin	2.23%
Total Multi-Purpose Properties	66.86%

Short-Term Investments	0.73%

USDA Guaranteed
Delaware	7.21%
South Carolina	2.39%
Virginia	1.45%
Total USDA Guaranteed	11.05%

USDA Non-Guaranteed
Delaware	6.25%
Mississippi	1.73%
South Carolina	0.35%
Virginia	0.88%
Total USDA Non-Guaranteed	9.21%

Total Investments	105.86%

Other Liabilities in Excess of Assets	(5.86)%

Total Net Assets	100.00%

See accompanying notes to financial statements.

Statement of Assets and Liabilities DECEMBER 31, 2023 (UNAUDITED)

Assets:
Investments in Community Development Loans, at fair value (cost $45,571,336)	$42,256,528
Short-term investments, at fair value (cost $295,579)	295,579
Interest receivable	322,380
Prepaid commitment fees	9,991
Prepaid expenses	122,327
Due from Advisor	12,227
Other assets	5,846
Total Assets	43,024,878

Liabilities:
Payables:
Credit facility (see note 10)	2,686,016
Audit	50,948
Accounting and administration	16,278
Transfer agent	3,972
Custodian	3,445
Chief Compliance Officer	785
Accrued other expenses	10,911
Other Liabilities	55,962
Total Liabilities	2,828,317

Net Assets	$40,196,561

Net Assets Consist of:
Paid in Capital (unlimited shares authorized, no par value)	$44,391,660
Total accumulated deficit	(4,195,099)
Net Assets	$40,196,561

Shares
Net assets applicable to outstanding shares	$40,196,561
Number of outstanding shares	4,361,890
Net asset value, maximum offering price and redemption price value per share	$9.22

See accompanying notes to financial statements.

Statement of Operations FOR THE SIX MONTHS ENDED DECEMBER 31, 2023 (UNAUDITED)

Investment Income:
Interest	$1,266,613
Total Investment Income	1,266,613

Expenses:
Advisory fees	$314,163
Interest expense	127,873
Legal expense	78,247
Accounting and administration expenses	49,120
Trustees’ expenses	44,150
Audit expense	40,108
Chief Compliance Officer expense	39,005
Insurance expense	20,902
Commitment fees	19,763
Transfer agent expense	11,755
Registration expense	11,585
Custodian expense	6,801
Printing expense	5,967
Miscellaneous	33,989
Total Expenses	803,428
Less: Expenses waived (see note 6)	(184,547)
Net expenses	618,881
Net investment income	647,732

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(260,736)
Net change in unrealized appreciation on investments	401,482
Total net realized and unrealized gain on investments	140,746

Net Increase in Net Assets from Operations	$788,478

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$647,732	$1,516,388
Net realized loss on investments	(260,736)	—
Net change in unrealized appreciation (depreciation) on investments	401,482	(1,764,649)
Net increase (decrease) in net assets from operations	788,478	(248,261)

Distributions to Shareholders:
Distributions	(730,317)	(1,747,145)
Total distributions to shareholders	(730,317)	(1,747,145)

Capital Transactions:
Reinvestment of distributions	432,372	940,352
Cost of shares redeemed	(4,314,205)	(10,148,900)
Net decrease from capital transactions	(3,881,833)	(9,208,548)

Total decrease in net assets	(3,823,672)	(11,203,954)

Net Assets:
Beginning of period	44,020,233	55,224,187
End of period	$40,196,561	$44,020,233

Capital Share Transactions:
Shares reinvested	47,278	101,090
Shares redeemed	(469,914)	(1,076,096)
Net decrease	(422,636)	(975,006)

See accompanying notes to financial statements.

Statement of Cash Flows FOR THE SIX MONTHS ENDED DECEMBER 31, 2023 (UNAUDITED)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$788,478
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Principal paydowns	2,443,400
Sales of long-term investments	3,192,771
Purchases of long-term investments	(2,120,446)
Net sale of short-term investments	2,209,967
Increase in interest receivables	(59,187)
Decrease in receivables for principal paydowns	6,707
Increase in prepaid expenses	(105,745)
Increase in other assets	(2,410)
Increase in prepaid commitment fees	5,629
Decrease in audit expense	(52,892)
Decrease in advisory fees	(47,102)
Decrease in accounting and administration expenses	(54)
Increase in legal expense	(10,806)
Increase in chief compliance officer expense	(4,440)
Decrease in transfer agent expense	50
Increase in custodian expense	(190)
Increase in accrued other expenses	5,164
Increase in accrued other liabilities	37,499
Net realized loss on investments	260,736
Net realized paydown losses	87,214
Amortization of premium on investments	49,410
Net change in unrealized depreciation on investments	(401,482)
Net cash used in operating activities	6,282,271

Cash Flows from Financing Activities:
Proceeds from credit facility	650,000
Repayment on credit facility	(2,320,121)
Shareholder redemptions paid	(4,314,205)
Cash distributions paid	(297,945)
Net cash provided by financing activities	(6,282,271)

Net increase (decrease) in cash	—

Cash at beginning of year	—
Cash at end of period	$—

Supplemental disclosure of non-cash activity:
Non-cash financing activities from reinvestment of distributions	$432,372
Supplemental disclosure of cash activity:
Interest paid on borrowings	$127,873

See accompanying notes to financial statements.

Financial Highlights

Per share income and capital changes for a share outstanding throughout the period.

	Six Months Ended December 31, 2023 (Unaudited)		Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019
Net asset value, beginning of period	$9.20		$9.59	$9.94	$10.07		$9.81	$9.61

Income (loss) from Investment Operations:
Net investment income	0.18		0.29	0.22	0.26		0.35	0.35
Net realized and unrealized gain (loss) on investments	0.00		(0.34)	(0.34)	(0.10)		0.26	0.21
Total income (loss) from investment operations	0.18		(0.05)	(0.12)	0.16		0.61	0.56

Less Distributions:
Net investment income	(0.16)		(0.34)	(0.23)	(0.29)		(0.35)	(0.35)
Net realized gains	—		—	—	—		—	(0.01)
Total distributions	(0.16)		(0.34)	(0.23)	(0.29)		(0.35)	(0.36)

Net asset value, end of period	$9.22		$9.20	$9.59	$9.94		$10.07	$9.81

Total return	2.35	%(1)	(0.50)%	(1.18)%	1.58%		6.40%	5.96%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$40,197		$44,020	$55,224	$46,783		$42,029	$44,939
Ratio of expenses to average net assets
Before waiver inclusive of interest expense	3.84	%(2)	3.63%	2.83%	2.75%		2.80%	2.87%
After waiver inclusive of interest expense	2.96	%(2)	3.05%	2.39%	1.84	%(3)	1.75%	1.75%
Before waiver exclusive of interest expense	3.23	%(2)	2.83%	2.68%	2.75%		2.80%	2.87%
After waiver exclusive of interest expense	2.35	%(2)	2.25%	2.25%	1.84	%(3)	1.75%	1.75%
Ratio of net investment income to average net assets	3.10%		3.10%	2.24%	2.56%		3.49%	3.57%
Portfolio turnover rate	5%		9%	22%	27%		7%	0%

(1)	Not annualized

(2)	Annualized

(3)	Effective May 2, 2021, the operating expense limitation was increased from 1.75% to 2.25% of the Fund’s average annual net assets (see note 6).

Senior Securities, period ended:	Six Months Ended December 31, 2023	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019
Total amount outstanding exclusive of treasury securities (000’s)	$2,686	$4,356	$2,070	$—	$—	$—
Asset coverage, per $1,000 of borrowings	15,965	11,105	27,684	—	—	—
Asset coverage ratio	1597%	1111%	2768%	0%	0%	0%

See accompanying notes to financial statements.

Notes to Financial Statements (UNAUDITED) DECEMBER 31, 2023

1. Organization

Equalize Community Development Fund (the “Fund”) was organized as a Delaware statutory trust on July 29, 2013 and is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. The Fund is managed by Equalize Capital LLC (the “Adviser), a Puerto Rico limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Three officers of the Fund are officers and members of the Adviser. Government Loan Solutions, Inc. (“GLS”) has contracted with the Fund to provide valuation services related to the Fund’s investments. Robert O. Judge, a former portfolio manager for the Fund, is the chief executive officer of GLS. The offering of shares of beneficial interest in the Fund (the “Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Shares are offered on a continuous basis monthly (generally as of the last business day of each month) at the net asset value (“NAV”) per Share. There are an unlimited number of authorized Shares.

The Fund’s investment objectives are to provide current income, consistent with the preservation of capital, and to enable institutional Fund investors that are subject to regulatory examination for CRA compliance to claim favorable regulatory consideration of their investment under the Community Reinvestment Act of 1977, as amended (the “CRA”). The Fund seeks to achieve its objective by investing primarily in a portfolio of loans that are eligible for CRA treatment as community development loans or qualified investments (“Community Development Loans”), including investments in 504 First Lien Loans (“504 First Lien Loans”) secured by owner-occupied commercial real estate, which represent the non-guaranteed portion of a U.S. Small Business Administration (“SBA”) Section 504 transaction, loans originated under the U.S. Department of Agriculture’s Rural Development (“USDA RD Loans”) programs and loans issued by the Bureau of Indian Affairs (“BIA Loans”). 504 First Lien Loans are made by financial institutions and other lenders to small businesses for the purchase or improvement of land and buildings. 504 First Lien Loans are not guaranteed by the SBA, the U.S. government or by its agencies, instrumentalities or sponsored enterprises. USDA RD Loans and BIA Loans are generally partially guaranteed by the applicable agency.

2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. In the normal course of business, the Fund has entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Investment Valuation – Investments for which market quotations are readily available are valued at current market value, and all other investments are valued at fair value as determined in good faith by the Fund’s Board of Trustees (the “Board”), in accordance with the policies and procedures (the “Valuation Procedures”) adopted by the Board. The Board has a standing valuation committee (the “Valuation Committee”) that is composed of members appointed by the Board. The Valuation Committee operates under the Valuation Procedures approved by the Board. The Valuation Committee makes quarterly reports to the Board concerning investments for which market quotations are not readily available. Investments in money market funds (short-term investments) are valued at the closing NAV per share.

Notes to Financial Statements (UNAUDITED) DECEMBER 31, 2023

2. Accounting Policies (continued)

Community Development Loans – The fair values of Community Development Loans are analyzed using a pricing methodology designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments (the “discounted cash flow” methodology). This pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the Borrower’s creditworthiness, the debt service coverage ratio, lien position, delinquency status, frequency of previous late payments and the projected rate of prepayments. Newly purchased loans are fair valued at cost and subsequently analyzed using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. Valuations of Community Development Loans are determined no less frequently than weekly.

Investment Transactions and Income – Investment transactions are recorded on the trade date basis. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount using the effective yield. Fees associated with loan amendments, paydown gains/losses, and prepayment penalties are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Community Development Loans will be placed in non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. During forbearance periods, any interest and fees on deferred payments will be added to the principal amount and re-amortized over the remaining life of the Community Development Loan. There will be no impact to the maturity date of the loan.

Distributions to Shareholders – The Fund expects to declare and pay dividends of net investment income quarterly and net realized capital gains annually. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund intends to elect and to qualify each year to be treated as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets and the distribution of its income. If the Fund qualifies as a regulated investment company, it will not be subject to federal income or excise tax on income or net capital gains that it distributes in a timely manner to its shareholders in the form of investment company taxable income or net capital gain distributions.

Accounting for Uncertainty in Income Taxes – GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years for all major jurisdictions, which the Fund considers to be its federal and relevant state income tax filings. The open tax years for the Fund include the current year plus the prior three tax years. As of and during the year ended June 30, 2023, the Fund did not record a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (UNAUDITED) DECEMBER 31, 2023

2. Accounting Policies (continued)

Expenses – Fund expenses are charged to the Fund and recorded on an accrual basis. Commitment fees incurred are prepaid and amortized over the term of the credit facility.

Fair Value Measurements – Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.

●	Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investment).

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Hospitality Properties	$—	$—	$7,237,419	$7,237,419
Multi-Purpose Properties	—	—	26,875,953	26,875,953
USDA Guaranteed	—	—	4,441,531	4,441,531
USDA Non-Guaranteed	—	—	3,701,625	3,701,625
Short-Term Investments	295,579	—	—	295,579
Total Investments	$295,579	$—	$42,256,528	$42,552,107

For the six months ended December 31, 2023, there were no transfers into or out of Level 3.

Notes to Financial Statements (UNAUDITED) DECEMBER 31, 2023

2. Accounting Policies (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of June 30, 2023	Purchase and funding of investments	Proceeds from sales and principal payments*	Net realized loss on investments	Net change in unrealized appreciation (depreciation) on investments	Amortization of discount and premium	Balance as of December 31, 2023
Hospitality Properties[1]	$7,225,836	$—	$(24,130)	$—	$40,349	$(4,636)	$7,237,419
Multipurpose Properties[2]	29,896,799	2,120,446	(5,561,742)	(260,736)	719,114	(37,928)	26,875,953
USDA Guaranteed[3]	4,715,056	—	(79,120)	—	(187,939)	(6,466)	4,441,531
USDA Non-Guaranteed[4]	3,930,440	—	(58,393)	—	(170,042)	(380)	3,701,625
Total Investments	$45,768,131	$2,120,446	$(5,723,385)	$(260,736)	$401,482	$(49,410)	$42,256,528

*	Inclusive of net realized paydown losses and prepayment penalty fees received.

1	Change in unrealized appreciation/depreciation from Hospitality Properties held at June 30, 2023 is $40,349.

2	Change in unrealized appreciation/depreciation from Multi-Purpose Properties held at June 30, 2023 is $212,822.

3	Change in unrealized appreciation/depreciation from USDA Guaranteed Properties held at June 30, 2023 is $(187,939).

4	Change in unrealized appreciation/depreciation from USDA Industry, Non-Guaranteed Properties held at June 30, 2023 is $(170,042).

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of December 31, 2023:

Type of Level 3 Investments	Fair Value as of December 31, 2023	Valuation Technique	Unobservable Inputs	Weighted Average	Range	Impact to Fair Value from an Increase in Input
Hospitality Properties	$7,237,419	Discounted Cash Flows	Purchase Price	$101.87	$100 - 105	Decrease**
			Debt Service Coverage Ratio	1.73	1.15 - 2.06	N/A*
			Effective Loan to Value Ratio	42.38%	40% - 50%	Decrease
			Average Personal Credit Score	726	687 - 731	N/A*
		Market comparables	Default Rate	10%	1.72x	Decrease

Notes to Financial Statements (UNAUDITED) DECEMBER 31, 2023

2. Accounting Policies (continued)

Type of Level 3 Investments	Fair Value as of December 31, 2023	Valuation Technique	Unobservable Inputs	Weighted Average	Range	Impact to Fair Value from an Increase in Input
Multipurpose Properties	$26,875,953	Discounted Cash Flows	Purchase Price	$104.45	$100 - 108	Decrease**
			Debt Service Coverage Ratio	1.35	0.57 - 5.52	N/A*
			Effective Loan to Value Ratio	52.43%	20% - 79%	Decrease
			Average Personal Credit Score	745	616 - 798	N/A*
USDA Guaranteed	$4,441,531	Discounted Cash Flows	Purchase Price	$106.70	$102 - 108	Decrease**
			Debt Service Coverage Ratio	1.56	1.28 - 2.6	N/A*
			Effective Loan to Value Ratio	67.39%	36% - 79%	Decrease
			Average Personal Credit Score	767	750 - 800	N/A*
USDA Non-Guaranteed	$3,701,625	Discounted Cash Flows	Purchase Price	$100.35	$100 - 102	Decrease**
			Debt Service Coverage Ratio	-0.80	-9.25 - 2.6	N/A*
			Effective Loan to Value Ratio	63.56%	18% - 79%	Decrease
Total Level 3 Investments	$42,256,528

*	A decrease in the input would result in a decrease in fair value.

**	An increase in the spread from the Fund’s purchase price to the benchmark utilized within the fair value methodology would result in a decrease in fair value.

3. Concentration of Risk

Community Development Loans Risk – The Fund predominantly invests in fixed or variable rate Community Development Loans arranged through private negotiations between individuals, agricultural producers, small business borrowers, public bodies, federally-recognized Indian Tribes and non-profit businesses (collectively, the “Borrower”) and one or more lenders. Community Development Loans are secured by collateral and have a claim on the assets of the Borrower that is senior to the second lien held by a CDC in the case of a 504 First Lien Loan and any claims held by unsecured creditors. The Community Development Loans the Fund will invest in are not rated. Community Development Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, valuation risk and interest rate risk.

Notes to Financial Statements (UNAUDITED) DECEMBER 31, 2023

3. Concentration of Risk (continued)

All of the Community Development Loans in which the Fund will invest will be secured by collateral. Although the Community Development Loans in which the Fund will invest will be secured by collateral, including real property in some cases, there can be no assurance that such collateral has been accurately appraised and/or can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal, which could result in substantial loss to the Fund. There is also a risk that the Fund’s lien on the real property may not be perfected. In the event of a default on any Community Development Loan, the Fund is reliant upon the Financial Institution or Non-bank Lender to liquidate collateral in a manner that will minimize any potential losses. For any default on a Community Development Loan, Financial Institutions or Non-Bank Lenders issuing the Community Development Loan typically have a responsibility to work with Borrowers to bring the Community Development Loan current before the Financial Institution or Non-bank Lender can seek to liquidate any collateral.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Community Development Loan. In the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the real property will not at all times equal or exceed the amount of the Borrower’s obligations under the Community Development Loan.

In general, the secondary trading market for Community Development Loans is not fully developed. No active trading market may exist for certain Community Development Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Community Development Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Community Development Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of Financial Institutions or Non-bank Lenders to make Community Development Loans, the availability of Community Development Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers.

There may be less readily available information about Community Development Loans and the Borrowers than is the case for investments in many other types of securities. Community Development Loans are issued to Borrowers that are not subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The Fund may invest in Community Development Loans through participations with Financial Institutions and, in the case of participations in USDA RD Loans and BIA Loans, through participations with Non-bank Lenders. Non-bank Lenders issuing USDA RD Loans are subject to a rigorous approval process that evaluates the experience, servicing capabilities, capitalization, warehouse financing and track record of issuing loans. A participation typically results in a contractual relationship only with the Financial Institution or Non-bank Lender selling the participation interest, not with the Borrower. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement and, depending on the terms of the participation agreement, the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation and will be subject to the manner in which the Financial Institution or Non-bank Lender enforces the terms of the loan agreement with the Borrower. As a result, the Fund will be exposed to the credit risk of both the Borrower and the Financial Institution or Non-bank Lender selling the participation.

Notes to Financial Statements (UNAUDITED) DECEMBER 31, 2023

3. Concentration of Risk (continued)

Credit Risk – Credit risk is the risk that one or more debt instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the borrower experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions.

Qualification for CRA Credit Risk – Although the Adviser believes that the Fund’s Community Development Loan investments will have the community development qualities that are eligible for favorable regulatory consideration as community development loans and qualified investments under the CRA, there is no guarantee that an investor will receive CRA credit for an investment in the Fund.

Geographic Concentration Risk – The Fund’s Community Development Loan investments are currently concentrated in California and Georgia. As a result, the Fund may be more susceptible to being adversely affected by California’s or Georgia’s economy. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries.

Mortgaged properties in California may be particularly susceptible to certain types of hazards, such as earthquakes, floods, mudslides, wildfires and other natural disasters, for which there may or may not be insurance. Mortgaged properties in Georgia may be particularly susceptible to economic risks of the state and certain types of hazards such as tornadoes, hurricanes, floods and other natural disasters, for which they may not be insurance. As of December 31, 2023, 39.58% and 15.63% of the Fund’s investments were associated with properties located in Georgia and California, respectively. Mortgaged properties in other states similarly may be adversely affected by natural disasters for which there may not be insurance and which could result in substantial loss to the Fund. The Adviser requires hazard insurance in amounts and with coverages customarily required in commercial real estate lending transactions, covering losses such as fires and floods, where flood insurance is available.

Valuation Risk – Unlike publicly traded equity securities that trade on national exchanges, there is no central place or exchange for Community Development Loans to trade. Due to the lack of centralized information and trading, the Adviser’s judgment plays a greater role in the valuation process and the valuation of Community Development Loans. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes, including the inability to obtain timely and/or accurate information for model inputs may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund, and therefore the actual amount received in the sale of the Community Development Loan may be less than the fair value of such loan, as determined by the Fund.

LIBOR Transition Risk – Certain instruments in which the Fund may invest previously relied in some fashion upon LIBOR. The FCA, which regulates LIBOR, has implemented plans to phase out the use of LIBOR. As of June 30, 2023, the IBA, as LIBOR administrator, ceased publication of USD LIBOR for the most common tenors (overnight and one, three, six and twelve months), and as of December 31, 2021, the IBA had ceased publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR. Until September 30, 2024, the IBA will continue to publish the one-month, three-month and six-month USD LIBOR tenors using a synthetic methodology that is permanently unrepresentative of the underlying markets such tenors previously sought to measure. Use of the synthetic LIBOR tenors is permitted only for legacy contracts; all new use of synthetic USD LIBOR is prohibited. There remains uncertainty regarding the potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently

Notes to Financial Statements (UNAUDITED) DECEMBER 31, 2023

3. Concentration of Risk (continued)

rely on LIBOR, or previously relied on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

The LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of debt securities and loans with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, has identified the SOFR as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.

Recent Market Events Risk – U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Efforts to combat the spread of COVID-19 within the U.S. have caused significant disruptions to the operations of many small business borrowers that may utilize the Community Development Loans in which the Fund invests and may have adverse effects on their long-term health and viability. As a result, the market for certain Community Development Loans and the value of Community Development Loans held by the Fund is being negatively affected by these market conditions and may also be negatively affected in the future by increased rates of default and foreclosure, loan repayment deferral or forbearance requests by borrowers, lower loan origination volumes and the availability of other government loan and relief programs. In addition, the spread of COVID-19 may exacerbate certain risks discussed elsewhere in this Prospectus, including Community Development Loans risk, hospitality industry concentration risk, credit risk, valuation risk, liquidity risk and interest rate risk. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so

For other risks associated with the Fund and its investments please refer to the “Risks” section in the Fund’s current prospectus.

4. Periodic Repurchase Offers

The Fund will make periodic offers to repurchase a portion of its outstanding Shares at NAV per Share. Effective February 18, 2022, the Fund has adopted a fundamental policy to make repurchase offers once every three months. The Fund will offer to repurchase 5% of its outstanding Shares unless the Board has approved a different amount (not less than 5% or more than 25% of its outstanding Shares for a particular repurchase offer). The Fund does not currently expect to charge a repurchase fee.

Notes to Financial Statements (UNAUDITED) DECEMBER 31, 2023

4. Periodic Repurchase Offers (continued)

For the six months ended December 31, 2023, the Fund had the following repurchase offers:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
June 13, 2023	July 7, 2023	July 21, 2023	5%	5%	241,564
September 12, 2023	October 6, 2023	October 20, 2023	5%	5%	228,350

5. Administration, Distribution, Transfer Agency and Custodian Agreements

The Fund and its administrator, UMB Fund Services, Inc. (“UMBFS”), are parties to an administration agreement under which UMBFS provides administrative and fund accounting services.

UMBFS also serves as the transfer agent and dividend disbursing agent for the Fund.

UMB Bank, N.A. serves as the custodian and escrow agent (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

The Fund and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement under which the Distributor acts as the principal underwriter for the Fund.

6. Investment Advisory Agreement

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser, effective May 1, 2019, as amended February 18, 2022. Under the Investment Advisory Agreement, the Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board. For providing these services, the Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.50% of the Fund’s average daily net assets. In addition, the Adviser has contractually agreed to waive or reduce its advisory fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses (“Total Annual Expenses”) after fee waiver and/or expense reimbursement (excluding interest, leverage interest (i.e., any expenses incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “Excluded Expenses”)) will not exceed 2.25% of the Fund’s average net assets pursuant to an operating expenses limitation agreement dated February 18, 2022 (the “Operating Expenses Limitation Agreement”). Under the terms of the Operating Expenses Limitation Agreement, the Adviser is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (a) the expense limitation in effect at the time of the fee waiver and/or expense reimbursement; or (b) the expense limitation in effect at the time of the reimbursement. The Operating Expenses Limitation Agreement is in effect through at least October 31, 2024, and may be terminated only by, or with the consent of, the Board.

For the six months ended December 31, 2023, the Adviser waived expenses totaling $184,547 that are subject to reimbursement.

Notes to Financial Statements (UNAUDITED) DECEMBER 31, 2023

6. Investment Advisory Agreement (continued)

As of December 31, 2023, the Adviser’s fees and expenses subject to reimbursement were as follows:

June 30, 2024	June 30, 2025	June 30, 2026
$384,305	$233,508	$281,544

7. Investment Transactions

For the six months ended December 31, 2023, there were proceeds from principal payments of $2,443,400, long-term sales of $3,192,771 and long-term purchases of $2,120,446 in the Fund.

8. Federal Tax Information

At December 31, 2023, gross unrealized appreciation (depreciation) of investments owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of investments	$45,866,915
Gross unrealized appreciation	$—
Gross unrealized depreciation	(3,314,808)
Net unrealized depreciation on investments	$(3,314,808)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2023, permanent differences in book and tax accounting resulting primarily from differing treatments for amortization of organizational costs have been reclassified to paid in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid in Capital	Total Accumulated Deficit
$1,422	$(1,422)

As of June 30, 2023, the components of distributable earnings (accumulated deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$9,918
Accumulated capital and other losses	(548,310)
Unrealized depreciation on investments	(3,716,290)
Total distributable earnings (accumulated deficit)	$(4,254,682)

Notes to Financial Statements (UNAUDITED) DECEMBER 31, 2023

8. Federal Tax Information (continued)

As of June 30, 2023, the Fund had a short-term capital loss carry forward of $53,683 and long-term capital loss carry forward of $494,627. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carry-forward utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distribution paid from:
Ordinary income	$1,747,145	$1,323,521
Long-term capital gains	—	—
Total Distributions	$1,747,145	$1,323,521

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, there was no ownership in the Fund over 25%.

10. Revolving Credit Agreement

Effective September 10, 2023, the Fund entered into a secured, revolving line of credit facility with Midwest BankCentre, with a maximum principal amount of $10 million. The maturity date of the line of credit facility is September 10, 2024. The line of credit facility is secured by all of the Fund’s assets. Collateral for the line of credit facility is held by the Custodian for 504 First Lien Loans and short-term investments, or by the originating lender in the case of loan participations for USDA RD Loans. The interest rate on the line of credit facility is equal to the greater of (i) the Prime Rate in effect on such day, or (ii) six percent (6.00%). During the six months ended December 31, 2023, the average principal balance outstanding and related average interest rate was approximately $3,090,196 and 8.23% per annum, respectively, and the maximum outstanding balance of the Credit Facility was $4,356,137 for the period July 1, 2023 through July 30, 2023. At December 31, 2023, the principal balance outstanding was $2,686,016 at an interest rate of 8.50% per annum. During the six months ended December 31, 2023, the Fund recorded $127,873 in interest expense and $19,763 in commitment fees.

11. Subsequent Events

The Fund has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustments to or disclosure in the financial statements except for the following:

As of December 31, 2023, the Fund had one ongoing quarterly repurchase offer, which had repurchase requests as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
December 21, 2023	January 12, 2024	January 19, 2024	5%	5%	218,095

Other Information (Unaudited) DECEMBER 31, 2023

Proxy Voting

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call the Fund at 855-386-3504 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the SEC’s website at http://www.sec.gov.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund at 855-386-3504 or by accessing the SEC’s website http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Trustees and Officers (Unaudited) DECEMBER 31, 2023

Information pertaining to the Trustees and officers of the Fund is set forth below. Trustees who are not “interested persons” of the Fund as that term is defined in the 1940 Act are referred to as “Independent Trustees.” Unless otherwise noted, the business address of each Trustee or officer is c/o Equalize Community Development Fund, 37 West Avenue, Suite 301, Wayne, PA 19087. The business address for Mr. Gladue is c/o Equalize Capital LLC, 151 Calle de San Francisco, Suite 200 PMB 5333, San Juan, PR 00901-1607. The business address for Mr. Pelos is c/o Oyster Consulting, LLC, 4128 Innslake Dr., Glen Allen, VA 23060. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at 855-386-3504.

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Independent Trustees
J. Clay Singleton, Ph.D., CFA Born: 1947	Trustee (Indefinite term; since 2013)	Principal in Marshall-Singleton (a fiduciary liability consulting firm) (since 2017); Professor Emeritus of Finance, Crummer Graduate School of Business, Rollins College (2002-2017)	1	N/A
Cornelius J. Lavelle Born: 1944	Trustee (Indefinite term; since 2013)	Retired; Director-Institutional Equities, Citigroup Global Markets Inc. (multinational financial services firm) (1997-2009)	1	Independent Trustee, Broadview Funds Trust (an open-end investment company with one series) (2013-2019)
George Stelljes, III Born: 1961	Chairman of the Board (Indefinite term; since August 2016) and Trustee (Indefinite term; since 2013)	Managing Partner, St. John’s Capital, LLC (private investment fund) (since 2012); President, Chief Investment Officer and Director of the Gladstone Companies (family of public and private investment funds) (2001-2012)	1

Director and Chairman of Valuation Committee, Oxford Square Capital Corp. (f/k/a TICC Capital Corp.) (business development company) (since 2016); Director, Intrepid Capital Corporation (asset management firm) (2003-2021)

Jorge A. Junquera Born: 1948	Trustee (Indefinite term; since 2020)	Managing Partner of Kohly Capital, LLC (private investment firm) (since 2016)	1	Director, EVERTEC, Inc. (a transaction processing company) (since 2012); Director, Sacred Heart University (Puerto Rico) (since 2014)

Trustees and Officers (Unaudited) DECEMBER 31, 2023

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Officers
Lee A. Calfo Born: 1977	President and Principal Executive Officer (Indefinite term; since 2019)

Chief Executive Officer and Portfolio Manager, Equalize Capital LLC (investment advisory firm) (since 2019); Managing Partner, American Home Opportunity Mortgage Fund (private partnership fund) (since 2020); Chief Executive Officer, J. Alden Associates, Inc. (broker-dealer) (since 2018); Chief Executive Officer, Alden Capital Management, LLC (asset management firm) (since 2018); Chief Executive Officer and Portfolio Manager, Bluestone Capital Management, LLC (investment advisory firm) (2010-2020); President, MCG Securities LLC (broker-dealer) (2012-2017)

			N/A	N/A
Joseph Gladue Born: 1959	Treasurer, Principal Financial Officer and Principal Accounting Officer (Indefinite term; since 2019)

Chief Financial Officer and Portfolio Manager, Equalize Capital LLC (investment advisory firm) (since 2019); Managing Partner, American Home Opportunity Mortgage Fund (private partnership fund) (since 2020); Director of Research, J. Alden Associates, Inc. (broker-dealer) (since 2019); Director of Research, MCG Securities, LLC (broker-dealer) (2015-2018); Vice President Corporate Development, BofI Federal Bank (2014-2015)

			N/A	N/A

Trustees and Officers (Unaudited) DECEMBER 31, 2023

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Officers (continued)
Kenneth R. Smith Born: 1967	Secretary (Indefinite term; since 2019)

Chief Compliance Officer, Alden Investment Advisors (investment advisory firm)(since 2021); Chief Compliance Officer, Equalize Capital LLC (investment advisory firm) (since 2019); Chief Compliance Officer and Partner, Alden Capital Management, LLC (asset management firm) (since 2018); Chief Compliance Officer and Partner, J. Alden Associates, Inc. (broker dealer) (since 2018); Chief Compliance Officer, Dekania Capital Management, LLC (investment advisory firm) (2016-2020); Chief Compliance Officer, Cohen & Company Financial Management, LLC (investment advisory firm) (2016-2020); Chief Compliance Officer and Founder, Compass Financial Advisors, LLC (investment advisory firm) (since 2003); Chief Compliance Officer, Bluestone Capital Management, LLC (investment advisory firm) (2014-2020); Chief Compliance Officer, MCG Securities LLC (broker dealer) (2011-2020)

			N/A	N/A
Constantine Andrew (Dean) Pelos Born: 1960	Chief Compliance Officer and AML Compliance Officer (Indefinite term; since 2019)

Managing Director (2022-present) and Director (2019-2022), Oyster Consulting, LLC (compliance consulting to financial service firms); Chief Compliance Officer and Vice President, M Holdings Securities, Inc., M Financial Investment Advisors, M Fund and M Wealth (2018-2019); Director, Oyster Consulting, LLC (2015-2018); Senior Consultant, Oyster Consulting, LLC (2013-2015)

			N/A	N/A

EQUALIZE COMMUNITY DEVELOPMENT FUND

37 West Avenue, Suite 301

Wayne, PA 19087

INVESTMENT ADVISER

Equalize Capital LLC

151 Calle de San Francisco, Suite 200 PMB 5333

San Juan, PR 00901-1607

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

LEGAL COUNSEL

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

CUSTODIAN

UMB Bank, N.A.

1010 Grand Boulevard

Kansas City, MO 64106

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. Investors may lose some or all of their investment in the Fund. The Fund is not designed to be a complete investment program and may not be a suitable investment for all investors. The risk factors described are the principal risk factors associated with an investment in the Fund, as well as those factors associated with an investment in an investment company with similar investment objectives and investment policies.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees, expenses and experience of its management and other considerations.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to semi-annual reports.

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3) Not applicable.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Equalize Community Development Fund

By (Signature and Title)	/s/ Lee A. Calfo
Lee A. Calfo, President
(principal executive officer)

Date	March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lee A. Calfo
Lee A. Calfo, President
(principal executive officer)

Date	March 1, 2024

By (Signature and Title)	/s/ Joseph Gladue
Joseph Gladue, Treasurer
(principal financial officer)

Date	March 1, 2024